June 9, 2005

Sandler O’Neill
Financial Services Conference

President & COO

Chief Financial Officer

Investor Relations Officer

Mr. Victor T. Adamo

Mr. Ned Rand

Mr. Frank O’Neil

0

Caution Regarding Forward Looking Statements

This presentation contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events, including our proposed transaction with NCRIC
Group, Inc. These estimates and events are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements.
The words “anticipate,” “believe,” “estimate,” “expect,” “hopeful,” “intend,” “may,” “optimistic,”
“preliminary,” “project,” “should,” “will,” and similar expressions, whether used on a slide or in speakers’
remarks, are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this presentation clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the
Securities and Exchange Commission, including the most recent Form 10K for the year ended December
31, and Form 10Q for the most recent quarter. You should also refer to our Form 8K filed February 28,
2005 for specific Cautions and Risk Factors regarding our proposed transaction with NCRIC Group.

Financial data for the medical malpractice segment for all periods prior to June, 2001 reflects Medical
Assurance, Inc. data only, except where noted.

ProAssurance Overview

Market Cap: $1 Billion

Gross Premiums: $790 million

Assets: $3.2 billion

Specialty insurer diversified by
product & geography

Experienced, invested management

73% of Premiums

Fourth Largest Writer of Med Mal

The Industry’s Blue Chip Company

27% of Premiums

Targeting the Michigan Education
Community

Significantly Outperforms Peers

PROFESSIONAL LIABILITY

PERSONAL LINES

Experienced, Stable Management

                13

                    1

Chief Financial Officer

Ned Rand

Years in
Industry

Years at
Company

Position

Name

                23

                15

Average

                20

                10

Sr. Vice President / Claims

Darryl Thomas

                25

                12

Chief Financial Officer / MEEMIC

Christine Schmitt

                18

                18

Sr. Vice President / IR

Frank O'Neil

                21

                21

Chief Accounting Officer

James Morello

                30

                12

President & CEO - MEEMIC

Lynn Kalinowski

                25

                    9

Chief Underwriting Officer / Actuarial

Howard Friedman

                25

                25

Vice Chairman

Paul Butrus

                21

                    7

Sr. Vice President  / Marketing

Jeff Bowlby

                25

                20

President & COO

Victor Adamo

                28

                28

Chairman & CEO

Derrill Crowe, M.D.

Management is aligned with shareholders–Directors & Officers own 11%

ProAssurance®

- Medical Assurance
- ProNational
- Red Mountain Casualty

ProAssurance

The Core of ProAssurance

Professional Liability

Creating a Leader Through Acquisitions

1994:  Purchased:
               West Virginia Hosp. Ins Co.

1995: Acquisition of;

             Physicians Ins Co of Indiana

             Assumed business of:
             Physicians Ins Co of Ohio

1996: Acquisition of:

              Missouri Medical Ins Co

1995:  Assumed business of:
          Associated Physicians Ins Co. (IL)

1998:  Consolidation with:
           Physicians Protective Trust Fund (FL)

1996:  Assumed business of:
           American Medical Ins Exchange (IN)

1997:  Affiliated with:
                MEEMIC

Founding in
the 1970’s

1999:  Assumed business of:
           Medical Defense Associates (MO)

2004: Purchased Selected Renewal Rights from:
          OHIC Insurance Company

Mutual Assurance

Medical Assurance

Physicians Ins.  Co.  of Michigan

Professionals Group

Merger Created

June, 2001

2005:  Proposed Acquisition of:
           NCRIC Group

Medical Assurance ProNational Red Mountain CASUALTY

ProAssurance

Three Year Average 2001-2003

Insuring physicians, hospitals,
dentists and other healthcare
providers

Majority of insureds are smaller
groups and solo practitioners

Superior results through careful
underwriting, proper pricing and
effective claims handling

Professional Liability Snapshot

Statutory Adjusted
Loss Ratio*
Medical Malpractice

*Source:A. M. Best Aggregates & Averages
           Medial Malpractice Predominating

US Industry

124.3%

PRA

109.7%

Medical Assurance

ProNational

Red Mountain Casualty

ProAssurance

$349

$462

$543

$574

2001

2002

2003

2004

Gross Written Premiums*

(millions)

4 Year CAGR:
18.0%

We focus on bottom line results
while growing our top line

Confident in current reserve
levels

Rated “A-” by A. M. Best,
S & P and Fitch

Professional Liability Snapshot

Regional Operating Structure

Corporate strategy applied
locally to underwriting &
claims

Local knowledge crucial to
understanding legal
environment

Local presence preserves
long-term customer
relationships

Consolidated Financial Strength With Local Operating Model

Corporate Headquarters

States of Origin or Acquisition

Expansion States

Claims Offices

Claims / Underwriting Offices

+

+

+

+

+

Market Leadership

We have advantages of size and scope

Ability to raise capital on a stand alone
basis to support growth

$ 198.5 million since 2002

Capital permits cost-effective use of
reinsurance

Proven M& A capability

NCRIC transaction

Regional Operating Structure

Strengthening our
business model by
merging NCRIC into
our operations

Adds Mid-Atlantic
presence

+

+

+

+

+

NCRIC transaction subject to regulatory approvals and approval by NCRIC shareholders

Corporate Headquarters

States of Origin or Acquisition

Expansion States

Claims Offices

Claims / Underwriting Offices

Consolidated Financial Strength With Local Operating Model

Strategic Advantages

Stock-for-stock transaction to close
early in Q3

Ease of Integration

Similar backgrounds and operating models

Strengthens our business in states we had
targeted for growth

Strengthens PRA’s position as the market
leader

Aggressive Claims Defense

Driven from the top of the organization

Our long-term competitive advantage

Aggressive defense of non-meritorious
claims

Cases Tried in 2004: 528

2002: 360; 2003: 391

Generates lower costs and higher loyalty

Closed Claim Outcome Comparison

14.0%

4.4%

12.3%

69.3%

Dropped or Dismissed

Defense Verdict

Plaintiff Verdict

Settled

24.4%

0.8%

5.1%

69.7%

Favorable
Outcomes: 83.3%

Favorable
Outcomes: 74.8%

         ProAssurance 2004

Physician Insurers
Association, 2003

Latest Available Data

Three-Year Loss Ratio Comparisons

Our focus on claims
defense allows us to
achieve better
results

88.3%

55.8%

36.0%

53.9%

Average Statutory Loss Ratio

2001-2003

US Industry

124.3%

PRA

109.7%

Legal
Payments

Loss
Payments

*Source:  A. M.  Best Aggregates & Averages

                   Medial Malpractice Predominating

Average Indemnity Comparison

                                                              ProAssurance                     PIAA 2003

                                                                                  2004

Weighted Average Indemnity Per Closed Claim

Latest Available Data

$63,399

$82,146

Professional Liability Combined Ratio

Source: ProAssurance Statutory Filings and A. M. Best Statutory Results

129.7%

133.8%

142.5%

135.2%

128.1%

154.2%

88.2%

109.4%

125.2%

124.5%

111.6%

104.8%

1999

2000

2001

2002

2003

2004

PRA PL Only

PL Industry

A. M. Best
Estimate

Combined Ratio 1999-2004

Measures overall Operating Success

Pricing Remains Strong

Rate increases ensured higher
premium per unit of risk

19% in 2004

28% in 2003

28% in 2002

23% in 2001

Continuous re-underwriting of our book

New insureds balance out non-renewals

Looking Ahead to 2005

Continued growth at adequate rates

Ensures proper margins on each policy

Adding insureds through growth in
existing markets and through M&A

Competitors’ capacity remains
constrained

Growth in Red Mountain Casualty

Our E & S market

Looking Ahead: Tort Reform

Federal tort reform remains uncertain

State-by-state reforms

Passed in many states (GA, FL, OH, PA, TX & WV)

Long-term effectiveness yet to be proven

No judicial review yet—could be found unconstitutional

Organizational efforts in many other states

ProAssurance’s business plans do not depend
on tort reform

Proven, Consistent Results

Personal Lines

Personal Lines Snapshot

MEEMIC targets teachers and
the educational community

Primarily personal auto (81%)

Also homeowners and boat

$130

$142

$174

$197

$216

2000

2001

2002

2003

2004

Direct Written Premiums

(millions)

5 Year CAGR:
13.5%

Careful underwriting in a
preferred market

Peer-to-peer selling model
provides a solid foundation

Incremental expansion underway

Rated “A-”

*Source: A. M. Best

Five Year Average 1999-2003

MI
Industry

86.9%

MEEMIC

68.2%

Statutory Adjusted Loss Ratio*
Private Passenger Auto

Superior Results

Personal Lines Snapshot

MEEMIC’s Importance

2004 accomplishments

Combined ratio of 83.4%

Tenth straight year of underwriting
profitability

Growth in Premiums and Policyholders

Consistent results

Industry-Leading Results

65.2%

70.3%

64.6%

65.8%

61.3%

23.7%

23.8%

23.1%

22.1%

22.1%

2000

2001

2002

2003

2004

GAAP Combined Ratio

Expense Ratio

Loss Ratio

88.9%

94.1%

87.7%

87.9%

Source: A. M. Best

83.4%

5 Year Average of 88.4%

MEEMIC: Steady Growth

Premiums continue to increase in a
softening market

Up 10% for 2004

Up 13% for 2003

Increasing value of cars and homes
insured

Sustained policyholder growth in all lines

ProAssurance®
Medical Assurance
ProNational
Red Mountain Casualty
MEEMIC

ProAssurance

The Heart of ProAssurance

Financial Overview

Financial Highlights

Consolidated Combined Ratio
below 100 for 2004

Solid bottom line growth

Continued growth in
top line as well

Cash flows at all time high

$36.3

$61.3

$177.0

$282.8

$373.5

2000

2001

2002

2003

2004

Merger Created ProAssurance in June 2001

Cash Flow from
Operations

Balance Sheet Progression

in millions

  Q1 2005                                         2004                                       2003                 Change

Balance Sheet Strength Sets
ProAssurance Apart

March 31, 2005, Unaudited; December 31, 2004, Audited

Y-to-Y

28

Total Assets

$

3,341

$

3,239

$

2,879

Cash & Invested Assets

$

2,548

$

2,485

$

2,103

Total Policy Liabilities

$

2,503

$

2,413

$

2,173

Shareholders’ Equity

$

612

$

611

$

546

13%

18%

11%

12%

High Quality, Liquid Investment Portfolio

Conservative portfolio

No derivatives

Managed by outside advisors

Average fixed maturity duration
of 3.9 years

High quality fixed income portfolio

Weighted average rating of “AA”

99.1% investment grade

Avg. tax-equivalent yield: 4.8%

Net unrealized gain: $1.9 mln

Affected by recent interest rate
movement

Cash

5%

Equities

1%

Other

2%

Fixed

Securities*

92%

Total = $2.5 billion

* Includes Preferred Stock and Business-Owned Life Insurance

March 31, 2005, Unaudited

2004 Income Statement vs. 2003

                                              2004                                       2003                                     Change

December 31, 2004, Audited

Y-to-Y

in millions, except per share data

30

Gross Premiums Written

$

789.7

$

740.1

7%

Net Investment Income

87.2

73.6

19%

Total Revenue

794.6

709.6

12%

Total Expenses

697.1

659.3

6%

Net Income

$

72.8

$

38.7

88%

Net Income/Share (diluted)

$

2.37

$

1.32

80%

Cash from Operations

$

373.5

$

282.8

32%

Q1 Income Statement Comparison

March 31, 2005, Unaudited

in millions, except per share data

                                          3/31/05                               3/31/04                                Change

Y-to-Y

31

Gross Premiums Written

$ 215.7

$218.7

-1%

Net Investment Income

25.4

19.9

28%

Total Revenue

202.2

192.4

5%

Total Expenses

172.0

171.0

1%

Net Income

$

21.9

$

16.0

37%

Net Income/Share (diluted)

$

0.71

$

0.52

37%

Cash from Operations

$

97.5

$

94.7

3%

                        Professional                      Personal

                                Liability                                    Lines                          Consolidated

Q1, 2005 Income by Segment

in millions, except per share data

March 31, 2005, Unaudited

32

Gross Premiums Written

$

163.4

$

52.3

$

215.7

Net Investment Income

21.9

3.0

25.4

Total Revenue

151.4

50.3

202.2

Total Expenses

130.2

39.6

172.0

Net Income

$

21.9

Net Income/Share (diluted)

$

0.71

Cash from Operations

$

97.5

Consistent Growth in Book Value per Share

$3.67

$6.27

$8.56

$11.57

$13.92

$16.02

$18.77

$20.92

1991

1993

1995

1997

1999

2001

2003

2004

Annual stock price performance of
PRA and predecessors is 18.9%
since inception in September, 1991

Key Objective: 12%-14% ROE

ROE targets drive our ultimate
consolidated combined ratio goals

Professional Liability: 96% or lower

Personal Lines: 94% or lower

Combined Ratio History

2005:        <99.2% (goal)

2004:          99.2%

2003:        105.1%

2002:        113.0%

Will History Repeat Itself—Again?

$0

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

$7,000

$8,000

1976

1979

1982

1985

1988

1991

1994

1997

2000

2003

Premium

Initial Reserve

Developed Loss

(Estimated)

(Actual)

Source: A. M. Best Aggregates and Averages 1976 – 2001

12/31/2001

Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself—Again?

$0

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

$7,000

$8,000

1976

1979

1982

1985

1988

1991

1994

1997

2000

2003

Premium

Initial Reserve

Developed Loss

(Estimated)

(Actual)

12/31/2001

Source: A. M. Best Aggregates and Averages 1976 – 2003

Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

$0

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

$7,000

$8,000

1976

1979

1982

1985

1988

1991

1994

1997

2000

2003

$0

$1,000

$2,000

$3,000

$4,000

$5,000

$6,000

1976

1979

1982

1985

1988

1991

1994

1997

2000

2003

12/31/2001

Premium

Initial Reserve
(Estimate)

Developed Loss
(Actual)

Will History Repeat Itself—Again?

Our Opportunities

Leader in medical malpractice industry

Organic growth and M&A expansion

Proven platform with regional operating
approach

Attractive niche personal lines business

Experienced management team focused on
driving returns

Conservative financial position

June 9, 2005

Sandler O’Neill
Financial Services Conference

President & COO

Chief Financial Officer

Investor Relations Officer

Mr. Victor T. Adamo

Mr. Ned Rand

Mr. Frank O’Neil